UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 28, 2005
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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              Exact name of registrant as specified in its charter)

                                    Delaware
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                  State or other jurisdiction of incorporation)

            0-12965                                   13-3163744
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    (Commission file number)             (IRS employer identification number)

                         42 ORIENTAL STREET; THIRD FLOOR
                         PROVIDENCE, RHODE ISLAND 02908
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                    (Address of principal executive offices)

                                 (401) 274-5658
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 28, 2005, we entered into a Securities Purchase Agreement (the "Agreement") with Laurus Master Fund, Ltd. ("Laurus"). Pursuant to the Agreement, we issued to Laurus a Secured Term Note (the "New Note") in the principal amount of $6,000,000 and redeemed our $6,000,000 original principal amount Convertible Note due May 16, 2008 (the "Old Note") held by Laurus. The New Note, which is not convertible, bears interest at the coupon rate of the prime rate plus 2.00% (or 9.25% as of January 3, 2006) and is subject to a floor interest rate of 7.00%. The New Note matures on December 28, 2008. The initial monthly principal payment of $181,818 is due on April 1, 2006. In connection with the sale of the New Note to Laurus, we issued 203,774 shares of our common stock to Laurus for $.01 per share in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The redemption price of the Old Note was $5,318,425, comprising outstanding principal and accrued interest. We paid Laurus fees of $75,000 in connection with the New Note and an amount equal to the cost of our common shares sold to Laurus was deducted from the loan proceeds.

The net proceeds from the New Note will be used for the design, engineering, construction, installation and maintenance of certain of our traffic surveillance systems. We have the option of prepaying the New Note without penalty upon seven days' written notice. The New Note is collateralized by a security interest in the proceeds of certain of our existing CrossingGuard contracts and in the proceeds of any CrossingGuard contract that we enter into with the City of Los Angeles and guarantied by our operating subsidiary, Nestor Traffic Systems, Inc.

We are obligated to file a registration statement for the shares of common stock sold to Laurus pursuant to a Registration Rights Agreement by and between Laurus and us entered into concurrently with the Agreement (the "New Registration Rights Agreement"). The registration statement is required to be filed within 120 days of the consummation of the transaction described above and is required to be declared effective within 180 days of the consummation of the transaction described above.

We had entered into a Registration Rights Agreement with Laurus on May 16, 2005 (the "Old Registration Rights Agreement") in connection with the sale of the Old Note. Pursuant to the Agreement, Laurus released us from any obligation under the Old Registration Rights Agreement to pay liquidated damages for failing to
(a) timely file, (b) timely cause the effectiveness of, or (c) maintain the effectiveness of, a registration statement required under that agreement.

If we were to default on the New Note, the amount of the principal balance would increase to 130% of the then-outstanding principal and be subject to acceleration. Events of default comprise any of the following conditions existing beyond the applicable cure period, if any:

         - We fail to pay principal, interest or other fees under the New Note when due.

         - We breach any material covenant or other term or condition of the New Note or the Agreement in any material respect.

         - Any material representation or warranty of ours in the New Note, in the Agreement, or in any agreement, statement or certificate given in writing pursuant to the New Note or in connection with the New Note shall be false or misleading.

         - We (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of ourselves or of all or a substantial part of our property,
(ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed, within ninety (90) days, any petition filed against us in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing.
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         - Any money judgment, writ or similar final process shall be entered or filed against us or any of our property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of ninety (90) days.

         - We default under the Agreement or any Related Agreements (as defined therein).

         - An SEC stop trade order or Nasdaq (or our principal trading market at the time, if different)trading suspension of our common stock for 5 consecutive days or 5 days during a period of 10 consecutive days.

This summary of the Agreement, the New Note, New Registration Rights Agreement and the Reaffirmation and Ratification Agreement and Amendment by and among us, Nestor Traffic Systems, Inc. and Laurus dated as of December 28, 2005 is qualified in its entirety by the actual text of said agreements which are attached as Exhibits to this Report and are incorporated herein by this reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure under Item 1.01 is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure under Item 1.01 is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

We issued a press release describing the transaction described in this Report on January 4, 2006, a copy of which is included as an Exhibit to this Report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits

                   See Exhibit Index attached to this Current Report on Form 8-K



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ William B. Danzell
                                          --------------------------------------
                                          William B. Danzell
                                          President and Chief Executive Officer

Dated:     January 4, 2006





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                                  EXHIBIT INDEX
                                  -------------


    Exhibit Number                          Description
    --------------                          -----------

        10.1 Securities Purchase Agreement by and between Nestor, Inc. and Laurus Master Fund, Ltd. dated December 28, 2005

        10.2 Secured Term Note made by Nestor, Inc. to Laurus Master Fund, Ltd. dated December 28, 2005

        10.3 Registration Rights Agreement by and between Nestor, Inc. and Laurus Master Fund, Ltd. dated December 28, 2005

        10.4 Reaffirmation and Ratification Agreement and Amendment by and among Nestor, Inc., Nestor Traffic Systems, Inc. and Laurus Master Fund, Ltd. dated December 28, 2005

        99.1            Press Release dated January 4, 2006